Agreements with Encore Dermatology, Inc.	12 Months Ended
Mar. 31, 2019
Disclosure Of Encore Dermatology Agreements [Abstract]
Agreements with Encore Dermatology, Inc.
37.	Agreements with Encore Dermatology, Inc.

During the year ended March 31, 2019

The Company entered into agreement with Encore Dermatology, Inc. (“Encore”) for sale and assignment of US rights relating to three of its dermatology brands viz., Sernivo® (betamethasone dipropionate) Spray 0.05%, Promiseb® Topical Cream and Trainex® 0.05% (Triamcinolone Acetonide Ointment, USP).

All the performance obligations are satisfied by March 31, 2019, and accordingly the Company recognized Rs.1,807 as revenue and Rs. 159 representing the profit on sale of intangible assets as other income, after adjusting the associated costs. The aforesaid transaction pertains to Company’s Proprietary Products Segment.

During the year ended March 31, 2018

During the year ended March 31, 2018, the Company entered into an agreement with Encore for out-licensing one of its products, DFD-06. The consideration for this arrangement consists of up to Rs. 1,301 (U.S.$20) in upfront payments and amounts contingent upon satisfaction of certain approval milestones, plus up to U.S.$12.5 contingent upon satisfaction of certain patent and commercial milestones. In addition, the Company is entitled to royalties on net sales. During the three months ended December 31, 2017, all of the performance obligations relating to the approval milestones were met, and consequently, revenue of Rs. 1,301 (U.S.$20) was recognized.